UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2005

DOLLAR TREE STORES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of Principal Executive Offices and Zip Code)

(757) 321-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in Item 5.02(d), Mary Anne Citrino has been appointed to the Company’s Board of Directors. The Board of Directors has decided to award her a full year retainer of $80,000 based on the fact that she will be serving for more than ten months until her confirmation by the Company’s shareholders at the next Annual Meeting.

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2005, Dollar Tree Stores, Inc. issued a press release regarding its fiscal second quarter 2005 sales results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On August 4, 2005, Dollar Tree Stores, Inc., announced in a press release the appointment of Mary Anne Citrino to fill a new seat on the Company’s Board of Directors, bringing the number of current directors to eleven. Her appointment is effective as of August 2, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference. At this time, a determination has not been made regarding the Board committees on which she may serve.

Item 7.01. Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated August 4, 2005 issued by Dollar Tree Stores, Inc. regarding fiscal second quarter 2005 sales results.

99.2	Press release dated August 4, 2005 issued by Dollar Tree Stores, Inc. regarding the appointment of Mary Anne Citrino to the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: August 4, 2005

DOLLAR TREE STORES, INC.

By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger
Chief Financial Officer

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EXHIBITS

Exhibit 99.1 -	Press release dated August 4, 2005 issued by Dollar Tree Stores, Inc. regarding fiscal second quarter 2005 sales results.

Exhibit 99.2 -	Press release dated August 4, 2005 issued by Dollar Tree Stores, Inc. regarding the appointment of Mary Anne Citrino to the Board of Directors.

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